FORM OF
                                TRUST INSTRUMENT
                         NEUBERGER BERMAN EQUITY FUNDS

                                   SCHEDULE A

Investor Class

Neuberger Berman Century Fund
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Regency Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

Trust Class

Neuberger Berman Convergence Fund
Neuberger Berman Dividend Fund
Neuberger Berman Energy Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Research Opportunities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

Advisor Class

Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Small Cap Growth Fund
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Institutional Class

Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund
Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund


Class A

Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Select Equities Fund


Class C

Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund
Neuberger Berman Select Equities Fund


Dated December 17, 2007